UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2011

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Beginning in February 2011, Juniper Networks, Inc. (the "Company") began implementing a new organizational structure designed to position the Company to drive long-term growth by focusing talent and resources in the two core areas of systems and software. That organizational realignment has resulted in the creation of two new divisions, the Software Solutions Division and the Platform Systems Division. Today the Company issued a press release in which it announced the hiring of Robert Muglia as Executive Vice President of Software, leading the new Software Solutions Division. Mr. Muglia will report to Company CEO Kevin Johnson. A copy of the press release is attached to this report as Exhibit 99.1. As Mr. Muglia joins the company to drive the Company’s end-to-end software strategy, Stefan Dyckerhoff will continue in his role as EVP of the Platform Systems Division and drive Juniper’s end-to-end systems strategy.

The Company will continue to report financial results under its existing segment structure through 2011 and anticipates realigning its reporting consistent with its new division structure beginning with 2012.

In support of its division realignment, the Company is also making several executive assignments, effective immediately. Mark Bauhaus will assume the role of Executive Vice President of Services, Support and Operations. To better align field operations and strategic alliances, Gerri Elliott will assume the role of Executive Vice President and Chief Sales Officer and John Morris will assume the role of Executive Vice President of Strategic Alliances. Mike Rose will assume the role of Executive Vice President, Customer Executive Relationships. Executive Vice President and CFO Robyn Denholm will expand her responsibilities, managing IT and business enablement in addition to global finance, real estate, IR and IA. Executive Vice President Kim Perdikou will also expand her responsibilities to oversee customer quality and experience initiatives worldwide.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

July 25, 2011	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Juniper Networks, Inc. on July 25, 2011